UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 8, 2019

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia			001-08918	58-1575035
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E.,	Atlanta,	GA		30308
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code:	(800)	786-8787

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock	STI	New York Stock Exchange
Perpetual Preferred Stock, Series A (1)	STI PRA	New York Stock Exchange
Perpetual Preferred Stock, Series B (2)	STI/PRI	New York Stock Exchange
(1) Depositary Shares, Each Representing a 1/4000th Interest in a Share of Perpetual Preferred Stock, Series A.
(2) 5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I (representing interests in shares of Perpetual Preferred Stock, Series B).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On November 8, 2019, First Horizon National Corp. (“First Horizon”), BB&T Corporation (“BB&T”) and SunTrust Banks, Inc. (“SunTrust”) announced that First Horizon Bank, a wholly owned subsidiary of First Horizon, entered into an agreement (the “Divestiture Agreement”) to acquire 30 branches located in North Carolina, Virginia and Georgia from SunTrust Bank, a wholly owned subsidiary of SunTrust. The branches are being divested to satisfy regulatory requirements in connection with the previously announced merger of equals between SunTrust and BB&T (the “Merger”).
The divestiture transaction is subject to the closing of the Merger and other customary closing conditions, including regulatory approvals. The Divestiture Agreement will terminate if the merger agreement governing the Merger is terminated.
A copy of a press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information provided pursuant to this Item 7.01, including the attached exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into SunTrust’s filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 8, 2019.

101	Interactive Data File in Inline XBRL format (embedded within the Inline XBRL document of this Form 8-K).

104	Cover Page Interactive Data File in Inline XBRL format (included in Exhibit 101 to this Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date:	November 8, 2019	By: /s/ Curt Phillips
Curt Phillips, Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary